Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. Period ended December 31, 2023 Smart Option Student Loan Historical Performance Data Exhibit 99.1

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 2 Forward-Looking Statements and Disclaimer Cautionary Note Regarding Forward‐Looking Statements The following information is current as of December 31, 2023 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”)  dated January 24, 2024 announcing its financial results for the quarter and full year that ended December 31, 2023 (the “Earnings Press Release”), and subsequent reports filed with the  Securities and Exchange Commission (the “SEC”).  This report contains “forward‐looking” statements and information based on management’s current expectations as of the date of this report. Statements that are not historical facts,  including statements about our beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward‐looking statements. This includes, but  is not limited to: statements regarding future developments surrounding COVID‐19 or any other pandemic, including, without limitation, statements regarding the potential impact of  COVID‐19 or any other pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; our expectation and ability to pay a quarterly cash dividend  on our common stock in the future, subject to the determination by our Board of Directors, and based on an evaluation of our earnings, financial condition and requirements, business  conditions, capital allocation determinations, and other factors, risks, and uncertainties; the Company’s 2024 guidance; the Company’s three‐year horizon outlook; the Company’s  expectation and ability to execute loan sales and share repurchases; the Company’s projections regarding originations, net charge‐offs, non‐interest expenses, earnings, balance sheet  position and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the  results of simulations and other behavioral observations. Forward‐looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause actual results to  be materially different from those reflected in such forward‐looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and  elsewhere in the Company’s annual report on Form 10‐K for the year ended December 31, 2022 (filed with the SEC on February 23, 2023) and subsequent filings with the SEC; the  societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with  compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws; changes in accounting standards and the impact of related changes in  significant accounting estimates, including any regarding the measurement of the Company’s allowance for loan losses and the related provision expense; any adverse outcomes in any  significant litigation to which we are a party; credit risk associated with our exposure to third‐parties, including counterparties to our derivative transactions; and changes in the terms  of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among  other things: changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of our operating  systems or infrastructure, including those of third‐party vendors; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement  cost‐cutting programs and the adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational  institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and  regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general  interest rate environment, including the rate relationships among relevant money‐market instruments and those of our earning assets versus our funding arrangements; rates of  prepayment on the loans that we own; changes in general economic conditions and our ability to successfully effectuate any acquisitions; and other strategic initiatives. The  preparation of our consolidated financial statements also requires us to make certain estimates and assumptions, including estimates and assumptions about future events. These  estimates or assumptions may prove to be incorrect. All forward‐looking statements contained in this report are qualified by these cautionary statements and are made only as of the  date of this report. We do not undertake any obligation to update or revise these forward‐looking statements to conform such statements to actual results or changes in our  expectations. The Company reports financial results on a GAAP basis and also provides certain non‐GAAP “Core Earnings” performance measures. The difference between the Company’s non‐GAAP  “Core Earnings” and GAAP results for the periods presented were the unrealized, mark‐to‐fair value gains/losses on derivative contracts (excluding current period accruals on the  derivative instruments), net of tax. These are recognized in GAAP, but not in non‐GAAP “Core Earnings” results. The Company provides a non‐GAAP “Core Earnings” measure because it  is one of several measures management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s  non‐GAAP “Core Earnings” is not a defined term within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see the  Earnings Press Release and our previous 2023 filings with the SEC. Any data or other information presented in the following charts is for comparative purposes only and is not to be deemed a part of any offering of securities.  Any offering will be made solely through an offering document.

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 3 Important Information Regarding Historical Loan Performance Data Securitization and Sales. In August 2014, Sallie Mae Bank sponsored its first private education loan ABS, SMB Private Education Loan Trust 2014-A (the “SMB 2014-A transaction”). Because this transaction occurred prior to the transfer of loan servicing from Navient to Sallie Mae Bank, Sallie Mae Bank acted as master servicer for the transaction and Navient as subservicer, and the loan pool is serviced pursuant to Navient servicing policies. In April 2015 and October 2015, Sallie Mae Bank sponsored securitizations and residual sales, SMB Private Education Loan Trust 2015-A and SMB Private Education Loan Trust 2015-C, respectively. In the first quarters of 2020 and 2021, Sallie Mae Bank sold $3.1 billion and $3.16 billion, respectively, of Private Education Loans to unaffiliated third parties. In the fourth quarter of 2021, Sallie Mae Bank sold $1.05 billion of private education loans to an unaffiliated third party. In the second quarter of 2022, Sallie Mae Bank sold $2.1 billion of private education loans to an unaffiliated third party. In the third quarter of 2022, Sallie Mae Bank sold $1.0 billion of private education loans to an unaffiliated third party. In the second quarter of 2023, Sallie Mae Bank sold $2 billion of private education loans to an unaffiliated third party. In the fourth quarter of 2023, Sallie Mae Bank sold $1 billion of private education loans to an unaffiliated third party. Sallie Mae Bank also sponsored on-balance sheet term securitizations as follows: Sallie Mae Bank services the loans in all of the securitizations it has sponsored following the SMB 2014-A transaction. Types of Smart Option Student Loan Portfolio Data TransactionDateTransactionDateTransactionDate SMB Private Education Loan Trust 2021-DAugust 2021SMB Private Education Loan Trust 2018-BJune 2018SMB Private Education Loan Trust 2015-BJuly 2015 SMB Private Education Loan Trust 2021-ENovember 2021SMB Private Education Loan Trust 2018-CSeptember 2018SMB Private Education Loan Trust 2016-AMay 2016 SMB Private Education Loan Trust 2022-CAugust 2022SMB Private Education Loan Trust 2019-AMarch 2019SMB Private Education Loan Trust 2016-BJuly 2016 SMB Private Education Loan Trust 2023-AMarch 2023SMB Private Education Loan Trust 2019-BJune 2019SMB Private Education Loan Trust 2016-COctober 2016 SMB Private Education Loan Trust 2023-CAugust 2023SMB Private Education Loan Trust 2020-AFebruary 2020SMB Private Education Loan Trust 2017-AFebruary 2017 SMB Private Education Loan Trust 2020-BAugust 2020SMB Private Education Loan Trust 2017-BNovember 2017 SMB Private Education Loan Trust 2021-BMay 2021SMB Private Education Loan Trust 2018-AMarch 2018 Smart Option Student Loan Portfolio Data for Sallie Mae Bank Serviced Loans. Information in this category is presented for loans in the 2015-2023 P&I Repayment Vintages originated under the Smart Option Student Loan program regardless of whether the loan is currently held by an ABS trust or another third party. All loans in this category are serviced by Sallie Mae Bank. Data in this category is used in the tables below under the following headings: • “30-59 Day Delinquencies as a Percentage of Loans in P&I Repayment;” • “60-89 Day Delinquencies as a Percentage of Loans in P&I Repayment;” • “90-plus Day Delinquencies as a Percentage of Loans in P&I Repayment;” In relation to cumulative defaults, the Sallie Mae Bank Serviced portfolio data provides insight into gross defaults of the Smart Option Student Loans covered and serviced by Sallie Mae Bank since 2015. We believe historical loan performance data could be representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts. Sallie Mae Bank currently charges off loans at the end of the month in which they reach 120 days delinquent or otherwise when the loans are classified as a loss by us or our regulator. In the tables noted below, information in this category is presented for loans originated in 2015-2022 under the Smart Option Student Loan program regardless of whether the loan is currently held by an ABS trust or another third party. All loans in this category are serviced by Sallie Mae Bank. Data in this category is used in the tables below under the following headings: • “Voluntary Constant Prepayment Rates by Disbursement Vintage and Product;” and • “Total Constant Prepayment Rates by Disbursement Vintage and Product.” This Smart Option Student Loan portfolio data provides insight into historical prepayment rates specifically of the Smart Option Student Loans covered. Any data or other information presented in the following charts is for comparative purposes only and is not to be deemed a part of any offering of securities. • “Forbearance as a Percentage of Loans in P&I Repayment and Forbearance;” • “Annualized Gross Defaults as a Percentage of Loans in P&I Repayment;” and • “Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period.”

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 4 Smart Option Serviced Portfolio: 30-59 Day Delinquencies 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t B al an ce Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2023 (2), (3) Data as of December 31, 2023. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graph above is based on delinquency bucket period previously used (i.e., 31-60 days). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 30-59 days) to conform with delinquency bucket periods defined by the FFIEC. 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t B al an ce Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2023 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 5 Smart Option Serviced Portfolio: 60-89 Day Delinquencies 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t B al an ce Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2023 (2), (3) 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t B al an ce Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2023 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage Data as of December 31, 2023. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graph above is based on delinquency bucket period previously used (i.e., 61-90 days). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 60-89 days) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 6 Smart Option Serviced Portfolio: 90+ Day Delinquencies 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t B al an ce Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2023 (2), (3) 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t B al an ce Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2023 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage Data as of December 31, 2023. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graph above is based on delinquency bucket period previously used (i.e., 91 days and greater). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 90 days and greater) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 7 Smart Option Serviced Portfolio: Forbearance 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t a nd F or be ar an ce B al an ce Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1), (2) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2023 (3),(4) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t a nd F or be ar an ce B al an ce Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1),(2) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2023 (3),(4) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage Data as of December 31, 2023. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) COVID-related disaster forbearance includes activity of current as well as delinquent accounts. (3) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (4) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 8 Data as of December 31, 2023. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Does not include $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Smart Option Serviced Portfolio: Annualized Gross Defaults 0% 2% 4% 6% 8% 10% 12% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t B al an ce Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults (4) as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2023 (2), (3) 0% 2% 4% 6% 8% 10% 12% M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 Pe rc en t o f P & I R ep ay m en t B al an ce Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults (4) as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2023 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 9 Smart Option Vintage Data: Cumulative Gross Default (3) by Loan Type 3.7% 3.1%2.9%2.7%  2.8% 2.4% 2.2% 2.0%  1.0%  0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 C um ul at iv e D ef au lts a s a % o f D is bu rs ed P rin ci pa l En te rin g P & I R ep ay m en t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Interest Only Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 7.2% 6.5% 5.8% 4.9% 4.7%3.6%  3.6%3.4% 0.6%  0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 C um ul at iv e D ef au lts a s a % o f D is bu rs ed P rin ci pa l En te rin g P & I R ep ay m en t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Fixed Pay Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 11.9% 11.1% 10.4% 9.6%8.9% 7.2% 7.4% 6.2% 0.1%  0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 C um ul at iv e D ef au lts a s a % o f D is bu rs ed P rin ci pa l En te rin g P & I R ep ay m en t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Deferred Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2023. All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were included in an ABS trust. (3) Does not include $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days delinquent because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. The relevant portions of the cumulative amount of those loans are also excluded from the various Interest Only, Fixed Pay, and Deferred tables on this page. Note: Historical trends may not be indicative of future performance. 8.6%  7.7%  7.1%6.4% 6.0%  4.8% 4.9% 4.2%  0.5%  0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 C um ul at iv e D ef au lts a s a % o f D is bu rs ed P rin ci pa l En te rin g P & I R ep ay m en t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Total Portfolio Cumulative Defaults (3) by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 10 Smart Option Vintage Data: Voluntary Prepayments Data as of December 31, 2023. (1) Please see pages 18 & 19 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. Voluntary CPR includes only voluntary prepayments. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular period based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2022 Disbursement Vintage represents prepayments occurring during the first 12 months (i.e., first four quarters) after a loan was disbursed regardless of the month in 2022 during which such loan was disbursed; and (ii) prepayment data for loans in the 2021 Disbursement Vintage represents prepayments occurring during the first 24 months (i.e., first eight quarters) after a loan was disbursed regardless of the month in 2021 during which such loan was disbursed. 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 % C PR Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 % C PR Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 % C PR Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 % C PR Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 11 Smart Option Vintage Data: Total Prepayments ► Following the initial few years after disbursement, total prepayments begin to rise more quickly as loans begin to default. Data as of December 31, 2023. (1) Please see pages 18 & 19 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular period based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2022 Disbursement Vintage represents prepayments occurring during the first 12 months (i.e., first four quarters) after a loan was disbursed regardless of the month in 2022 during which such loan was disbursed; and (ii) prepayment data for loans in the 2021 Disbursement Vintage represents prepayments occurring during the first 24 months (i.e., first eight quarters) after a loan was disbursed regardless of the month in 2021 during which such loan was disbursed. 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 % C PR Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 % C PR Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 % C PR Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 % C PR Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 12 Cohort Default Triangles – Smart Option Combined (Interest Only, Fixed Payment & Deferred) (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2023 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a full year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance. 0 1 2 3 4 5 6 7 8 9 Total 2015 2,490 0.3% 1.8% 1.5% 1.1% 0.8% 0.7% 0.6% 0.8% 0.8% 8.6% 2016 3,177 0.2% 1.4% 1.5% 1.0% 0.8% 0.8% 1.0% 1.1% 7.7% 2017 3,801 0.3% 1.3% 1.5% 0.9% 0.8% 1.1% 1.2% 7.1% 2018 4,197 0.2% 1.2% 1.4% 1.0% 1.2% 1.3% 6.4% 2019 4,485 0.3% 1.2% 1.5% 1.5% 1.5% 6.0% 2020 4,350 0.2% 1.3% 1.7% 1.5% 4.8% 2021 4,997 0.2% 2.6% 2.0% 4.9% 2022 4,906 0.4% 3.8% 4.2% 2023 4,726 0.5% 0.5% 0 1 2 3 4 5 6 7 8 9 Total 2015 2,220 0.2% 1.5% 1.4% 1.0% 0.8% 0.6% 0.6% 0.8% 0.9% 7.9% 2016 2,845 0.2% 1.2% 1.4% 0.9% 0.7% 0.8% 1.0% 1.1% 7.3% 2017 3,411 0.2% 1.1% 1.4% 0.8% 0.8% 1.1% 1.3% 6.8% 2018 3,774 0.2% 1.1% 1.4% 1.0% 1.2% 1.3% 6.1% 2019 4,041 0.3% 1.1% 1.5% 1.4% 1.5% 5.7% 2020 3,938 0.2% 1.2% 1.6% 1.5% 4.5% 2021 4,558 0.2% 2.4% 1.9% 4.5% 2022 4,459 0.4% 3.5% 3.9% 2023 4,222 0.4% 0.4% 0 1 2 3 4 5 6 7 8 9 Total 2015 270 1.1% 4.3% 2.6% 1.8% 1.2% 1.1% 0.8% 0.8% 0.8% 14.3% 2016 332 0.6% 3.0% 2.5% 1.5% 1.1% 0.8% 0.9% 1.1% 11.5% 2017 391 0.6% 2.9% 1.9% 1.3% 0.9% 1.2% 1.2% 10.1% 2018 423 0.5% 2.6% 1.9% 1.3% 1.4% 1.5% 9.1% 2019 445 0.5% 2.4% 2.0% 2.1% 1.7% 8.7% 2020 412 0.4% 2.5% 2.8% 2.1% 8.0% 2021 439 0.5% 4.8% 3.3% 8.6% 2022 447 1.2% 6.9% 8.1% 2023 504 1.5% 1.5% Smart Option Combined (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Smart Option Combined (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1),(2),(3),(4) Smart Option Combined (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1),(2),(3),(4) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1),(2),(3),(4)

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 13 Cohort Default Triangles – Smart Option Interest Only (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2023 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a full year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance. 0 1 2 3 4 5 6 7 8 9 Total 2015 570 0.6% 0.8% 0.6% 0.4% 0.4% 0.2% 0.2% 0.2% 0.2% 3.7% 2016 747 0.5% 0.6% 0.6% 0.4% 0.3% 0.2% 0.3% 0.3% 3.1% 2017 951 0.6% 0.5% 0.5% 0.4% 0.3% 0.4% 0.3% 2.9% 2018 1,098 0.5% 0.5% 0.5% 0.4% 0.5% 0.4% 2.7% 2019 1,170 0.6% 0.6% 0.6% 0.5% 0.5% 2.8% 2020 1,129 0.5% 0.5% 0.8% 0.6% 2.4% 2021 1,278 0.4% 0.8% 0.9% 2.2% 2022 1,195 0.8% 1.2% 2.0% 2023 1,086 1.0% 1.0% 0 1 2 3 4 5 6 7 8 9 Total 2015 497 0.5% 0.6% 0.5% 0.4% 0.4% 0.2% 0.2% 0.2% 0.2% 3.2% 2016 650 0.4% 0.5% 0.5% 0.3% 0.3% 0.2% 0.3% 0.2% 2.7% 2017 829 0.5% 0.4% 0.5% 0.3% 0.3% 0.3% 0.3% 2.6% 2018 964 0.4% 0.5% 0.4% 0.4% 0.4% 0.4% 2.5% 2019 1,034 0.6% 0.5% 0.5% 0.5% 0.5% 2.5% 2020 1,012 0.4% 0.4% 0.7% 0.6% 2.1% 2021 1,159 0.4% 0.7% 0.8% 1.9% 2022 1,082 0.7% 1.0% 1.7% 2023 969 0.8% 0.8% 0 1 2 3 4 5 6 7 8 9 Total 2015 73 1.3% 2.0% 1.2% 0.7% 0.47% 0.4% 0.2% 0.4% 0.3% 6.9% 2016 97 1.0% 1.4% 1.1% 0.8% 0.5% 0.3% 0.3% 0.4% 5.7% 2017 121 1.1% 1.3% 0.8% 0.6% 0.4% 0.6% 0.3% 5.1% 2018 134 0.9% 1.1% 1.0% 0.5% 0.6% 0.5% 4.6% 2019 136 0.9% 1.4% 1.1% 0.8% 0.7% 4.8% 2020 117 1.0% 1.3% 1.4% 1.2% 4.9% 2021 118 0.8% 2.3% 2.0% 5.1% 2022 113 1.8% 2.8% 4.6% 2023 117 2.6% 2.6% Smart Option Interest Only (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1), (2), (3), (4) Smart Option Interest Only (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1), (2), (3), (4) Smart Option Interest Only (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1), (2), (3), (4)

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 14 Cohort Default Triangles – Smart Option Fixed Payment (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2023 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a full year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance. 0 1 2 3 4 5 6 7 8 9 Total 2015 781 0.4% 1.3% 1.4% 0.9% 0.8% 0.6% 0.6% 0.7% 0.6% 7.2% 2016 1,008 0.4% 1.0% 1.2% 0.9% 0.7% 0.6% 0.8% 0.9% 6.5% 2017 1,168 0.3% 0.9% 1.2% 0.8% 0.7% 0.9% 1.0% 5.8% 2018 1,261 0.3% 0.9% 1.0% 0.8% 0.9% 1.0% 4.9% 2019 1,373 0.3% 0.8% 1.2% 1.1% 1.2% 4.7% 2020 1,379 0.2% 0.9% 1.3% 1.2% 3.6% 2021 1,591 0.2% 1.7% 1.7% 3.6% 2022 1,641 0.6% 2.9% 3.4% 2023 1,619 0.6% 0.6% 0 1 2 3 4 5 6 7 8 9 Total 2015 704 0.3% 1.1% 1.2% 0.8% 0.7% 0.5% 0.6% 0.7% 0.7% 6.6% 2016 907 0.3% 0.9% 1.1% 0.8% 0.6% 0.6% 0.8% 0.9% 6.1% 2017 1,051 0.3% 0.8% 1.2% 0.7% 0.7% 0.9% 1.0% 5.5% 2018 1,135 0.2% 0.8% 1.0% 0.7% 0.9% 1.0% 4.6% 2019 1,234 0.3% 0.8% 1.1% 1.1% 1.2% 4.4% 2020 1,239 0.2% 0.8% 1.2% 1.1% 3.2% 2021 1,439 0.2% 1.6% 1.5% 3.3% 2022 1,477 0.4% 2.6% 3.0% 2023 1,425 0.4% 0.4% 0 1 2 3 4 5 6 7 8 9 Total 2015 77 1.5% 2.9% 2.8% 1.8% 1.1% 1.0% 0.9% 0.6% 0.5% 13.1% 2016 102 0.9% 2.3% 2.1% 1.4% 1.2% 0.5% 0.8% 0.9% 10.1% 2017 117 0.7% 2.1% 1.6% 1.3% 0.9% 1.0% 1.1% 8.7% 2018 126 0.7% 2.0% 1.6% 1.1% 1.1% 1.5% 7.9% 2019 139 0.6% 1.6% 1.8% 1.6% 1.5% 7.1% 2020 139 0.3% 1.9% 2.7% 1.9% 6.9% 2021 152 0.7% 3.4% 3.0% 7.1% 2022 164 1.9% 5.7% 7.6% 2023 195 2.3% 2.3% Smart Option Fixed Payment (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1), (2), (3), (4) Smart Option Fixed Payment (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1), (2), (3), (4) Smart Option Fixed Payment (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1), (2), (3), (4)

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 15 Cohort Default Triangles – Smart Option Deferred Payment (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2023 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a full year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance. 0 1 2 3 4 5 6 7 8 9 Total 2015 1,139 0.1% 2.8% 2.1% 1.5% 1.1% 0.9% 0.9% 1.2% 1.3% 11.9% 2016 1,422 0.0% 2.2% 2.2% 1.3% 1.1% 1.2% 1.4% 1.6% 11.1% 2017 1,683 0.1% 2.1% 2.1% 1.3% 1.3% 1.6% 1.9% 10.4% 2018 1,838 0.1% 1.9% 2.3% 1.6% 1.9% 2.0% 9.6% 2019 1,943 0.1% 2.0% 2.3% 2.3% 2.2% 8.9% 2020 1,843 0.0% 2.2% 2.6% 2.4% 7.2% 2021 2,128 0.1% 4.3% 2.9% 7.4% 2022 2,070 0.1% 6.1% 6.2% 2023 2,021 0.1% 0.1% 0 1 2 3 4 5 6 7 8 9 Total 2015 1,019 0.1% 2.3% 1.9% 1.4% 1.0% 0.9% 0.9% 1.2% 1.3% 11.0% 2016 1,289 0.0% 1.9% 2.1% 1.3% 1.0% 1.1% 1.4% 1.6% 10.5% 2017 1,531 0.1% 1.8% 2.0% 1.2% 1.2% 1.6% 1.9% 9.9% 2018 1,675 0.1% 1.6% 2.2% 1.5% 1.8% 1.9% 9.2% 2019 1,773 0.1% 1.8% 2.3% 2.2% 2.2% 8.4% 2020 1,687 0.0% 2.0% 2.5% 2.3% 6.8% 2021 1,960 0.1% 4.0% 2.8% 6.9% 2022 1,900 0.1% 5.7% 5.8% 2023 1,828 0.1% 0.1% 0 1 2 3 4 5 6 7 8 9 Total 2015 120 0.6% 6.7% 3.4% 2.4% 1.6% 1.5% 1.0% 1.1% 1.3% 19.5% 2016 133 0.0% 4.8% 3.8% 2.1% 1.4% 1.4% 1.4% 1.8% 16.7% 2017 152 0.1% 4.8% 3.1% 1.9% 1.4% 1.8% 2.0% 15.1% 2018 162 0.0% 4.4% 2.9% 2.0% 2.3% 2.2% 13.9% 2019 170 0.0% 4.0% 3.0% 3.6% 2.5% 13.1% 2020 155 0.1% 4.0% 4.0% 3.1% 11.3% 2021 169 0.1% 7.7% 4.5% 12.3% 2022 170 0.1% 10.8% 10.9% 2023 192 0.1% 0.1% Smart Option Deferred (P&I Repayment - No Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1), (2), (3), (4) Smart Option Deferred (P&I Repayment - Total) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1), (2), (3), (4) Smart Option Deferred (P&I Repayment - Co-signer) P&I Repayment Vintage Disbursed Principal Entering P&I Repayment ($m) Periodic Defaults Percentage (5) by Years Since First P&I Repayment Period (1), (2), (3), (4)

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 16 Additional Information

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 17 Smart Option Loan Program Cohort Default Triangles Terms and calculations used in the cohort default triangles are defined below:  First P&I Repayment Period – The first month during which a borrower is required to make a full principal and interest payment on a loan. This date is static. Once a loan enters P&I repayment, the date is locked in and does not change. This refinement to the methodology was made in 2021 Q2.  P&I Repayment Vintage – The calendar year of a loan’s First P&I Repayment Period.  Disbursed Principal Entering P&I Repayment – The total amount of disbursed loan principal in a P&I Repayment Vintage, excluding any interest capitalization.  Reported Default Data – o For loans that default after their First P&I Repayment Period: Loans enter a particular annual P&I Repayment Vintage at different times during the P&I Repayment Vintage year. Default data is not reported for loans in a particular annual P&I Repayment Vintage until the First P&I Repayment Period has occurred for all loans in that annual P&I Repayment Vintage. Once reporting starts, data reflects defaults that occurred in a particular period through the number of months since December 31 of that annual P&I Repayment Vintage year. For example, in the relevant charts and tables included in this presentation as of December 31, 2023: (i) default data reported for loans in the 2022 P&I Repayment Vintage represents defaults occurring during the first 12 months (i.e., first four quarters) after a loan’s First P&I Repayment Period regardless of the month in 2022 during which the first full principal and interest payment for that loan became due; and (ii) default data for loans in the 2021 P&I Repayment Vintage represents defaults occurring during the first 24 months (i.e., first eight quarters) after a loan’s First P&I Repayment Period regardless of the month in 2021 during which the first full principal and interest payment for that loan became due. o For loans that default prior to their First P&I Repayment Period: Loans defaulting prior to their First P&I Repayment Period are included in the P&I Repayment Vintage corresponding to the calendar year in which the default occurs, and are aggregated and reported in Year 0 of that P&I Repayment Vintage in the relevant charts and tables. For example: (a) if a loan’s First P&I Repayment Period was scheduled for 2022, but the loan defaulted in 2021, the default amount is reflected in Year 0 of the 2021 P&I Repayment Vintage; and (b) if a loan’s First P&I Repayment Period occurred in 2022, but the loan defaulted in 2022 before that First P&I Repayment Period, the default amount is reflected in Year 0 of the 2022 P&I Repayment Vintage. o For loans that pay off prior to their First P&I Repayment Period: Loans paid off prior to their First P&I Repayment Period are included in the Disbursed Principal Entering P&I Repayment of the P&I Repayment Vintage corresponding to the calendar year in which the payoff occurs.  Periodic Defaults – For any loan in a particular P&I Repayment Vintage, the defaulted principal and interest is reflected in the year corresponding to the number of years since the First P&I Repayment Period for that loan.  Cumulative Defaults – At any time for a particular P&I Repayment Vintage, the cumulative sum of Periodic Defaults for that vintage. o Defaulted principal includes any interest capitalization that occurred prior to default o Defaulted principal is not reduced by any amounts recovered after the loan defaulted o Because the numerator includes capitalized interest while the denominator (i.e., Disbursed Principal Entering P&I Repayment) does not, default rates are higher than they would be if the numerator and denominator both included capitalized interest Note: Historical trends suggested by the cohort default triangles may not be indicative of future performance.

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 18 Smart Option Loan Program: Prepayment Methodology Impact is negative–Impact is positive+Legend The Constant Prepayment Rate (CPR) represents an annualized rate of prepayment speed measuring the reduction in the principal balance of a pool of loans in excess of the scheduled pool amortization. The rate can be positive or negative depending on whether the pool principal balance is less than or greater than the expected principal amount. A CPR greater than zero suggests that the pool is paying down faster than the expected amortization. Conversely, a CPR less than zero suggests that the pool is paying down more slowly than the expected amortization.  Total CPR – A broad measure of prepayment activity including both voluntary and involuntary prepayments  Voluntary CPR – The portion of Total CPR attributable to pool principal balance paid down prematurely by borrowers in a given period  Involuntary CPR – The portion of Total CPR attributable to defaults  Scheduled Payment (SP) – The monthly payment due on a loan; not impacted by forbearance, deferment, or any concession  Received Payment (PMT) – The monthly payment received on a loan  Expected Balance (EXP) – For any month, the prior month’s principal balance plus the current month’s interest accrued less the Scheduled Payment  Prepayment – Any payment made during the month exceeding the Scheduled Payment  Single Month Mortality Rate (SMM) – The percentage of the Expected Balance prepaid in a given month  Survival Rate (SR) – The percentage of the Expected Balance not prepaid in a given month Voluntary CPRTotal CPRFactors Impacting Prepayments No impactNo impactCapitalization of accrued interest after school and six-month grace No impactNo impactBorrower’s payment equals the Scheduled Payment ++Borrower makes an extra payment on the loan (i.e., principal curtailment) ++Borrower pays off the loan balance prior to loan’s scheduled maturity ++Loan is paid in full through a loan consolidation ––Forbearance, deferment, or any concession ––Delinquency No impact+Default No impactNo impactBorrower benefit interest rate discounts

Confidential and proprietary information. © 2023 Sallie Mae Bank. All rights reserved. 19 Smart Option Loan Program: Prepayment Methodology 𝑃𝑟𝑒𝑝𝑎𝑦𝑚𝑒𝑛𝑡 𝑃𝑀𝑇 𝑆𝑃 𝑆𝑀𝑀 𝑃𝑟𝑒𝑝𝑎𝑦𝑚𝑒𝑛𝑡 𝐸𝑋𝑃⁄ 𝑆𝑅 1 𝑆𝑀𝑀 𝐶𝑃𝑅 1 𝑆𝑅 𝑤ℎ𝑒𝑟𝑒: 𝑛 𝑞𝑢𝑎𝑟𝑡𝑒𝑟 𝑡 𝑚𝑜𝑛𝑡ℎ 𝑜𝑓 𝑞𝑢𝑎𝑟𝑡𝑒𝑟 Calculations Examples(1) CPRSRtSMMtPrepaymenttEXPtSPtPMTtt 0 Borrower is in school ($25 fixed payment due) 100.0%0.0%$0 $10,029 $25 $25 1 100.0%0.0%$0 $10,058 $25 $25 2 0.0%100.0%0.0%$0 $10,088 $25 $25 3 Borrower is in P&I repayment (full P&I payment due) 99.5%0.5%$50 $9,941 $114 $164 1 99.5%0.5%$50 $9,831 $114 $164 2 5.9%99.5%0.5%$50 $9,720 $114$1643 Borrower uses forbearance in period 3 (full P&I payment due) 100.0%0.0%$0 $9,941 $114 $114 1 100.0%0.0%$0 $9,881 $114 $114 2 -4.7%101.2%-1.2%($114)$9,821 $114 $03 (1) Calculations assume a 6.5% interest rate and a standard 10-year loan repayment term. Starting loan balance is $10,000 for all three scenarios.